SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 15, 2006

                           PRINCETON MEDIA GROUP, INC.
             (Exact name of registrant as specified in its charter)

Ontario, Canada                      0-16355            98-0082860
(State or other jurisdiction       (Commission       (IRS Employer
of incorporation)                  File Number)     Identification No.)

               214 Brazilian Ave., Suite 260, Palm Beach, FL 33480
           (Address of principal executive offices)    (Zip Code)

                                 (561) 309-3169
               Registrant's telephone number, including area code


         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant

(a)(1)      Indication of Registrant's Certifying
Accountant Decision to Resign

      (i) On June 7, 2003, Holyfield & Thomas, LLC, ("H&T"), the independent auditors of the Registrant, notified the Registrant that H&T could no longer serve as the Registrant's auditors under the provisions of the Sarbanes-Oxley Act. Since Registrant was not in a financial position to conduct an audit until December, 2005, no formal action was taken by the parties until December 23, 2005.

      (ii) The accountants' report of H&T on the financial statements of the Registrant for the years ended December 31, 2002 and December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty (other than a going concern modification relating to the report for these years), audit scope, or accounting principles.

      (iii) H&T's decision to resign was not approved or recommended by the Registrant's Board of Directors, audit committee or similar committee of the Board of Directors.

      (iv) During the two years ended December 31, 2002 and December 31, 2001 and the subsequent period through December 23, 2005, (a) there were no disagreements with H&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to H&T's satisfaction would have caused H&T to make reference in connection with its report to the subject matter of the disagreement, and (b) H&T has not advised the Registrant of any reportable events as defined in paragraphs (1) through (3) of Regulation S-B Item 304(a)(1)(iv)(B).

(a)(2)      Engagement of New Accountants

      On December 23, 2005, Princeton Media Group, Inc. (the "Registrant") retained Sherb & Co., LLP as its principal independent accountants. The decision to retain Sherb & Co., LLP was recommended and approved by the Registrant's Board of Directors.

During the Registrant's two most recent fiscal years and through December 23, 2005:

(1) The Registrant did not consult Sherb & Co., LLP regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Sherb & Co., LLP that they concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Sherb & Co., LLP regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

(a)(3)      Copy of Disclosures.

      H&T has been provided with a copy of the disclosures contained in this Form 8-K with a request that it furnish to the Registrant a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-B, and, if not, stating the respects in which it does not agree. Attached, as an exhibit, is a copy of a letter from H&T to the Commission stating that it agrees with the statements in the Form 8-K concerning its firm.

Item 7.  Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit 16.1  Letter re: change in certifying accountants.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PRINCETON MEDIA GROUP, INC.

Date: May 15, 2006                     By: /s/ J. William Metzger
                                               J. William Metzger
                                               Chief Financial Officer



Exhibit 16.1

Holyfield & Thomas, LLC.
1601 Forum Place, Suite 800
West Palm Beach, FL 33401
Telephone: (561) 689-6000
Fax: (561) 689-6001


May 15, 2006


Securities and Exchange Commission
450 5th Street N.W.
Washington, DC 20549

Ladies and gentlemen:

We have read the statements made by Princeton Media Group, Inc. (copy attached), which we understand will be filed with the Company's Form 8-K, as part of the Company's Form 8-K report of May 15, 2006. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ Holyfield & Thomas, LLC.
Holyfield & Thomas, LLC.